UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

United Therapeutics Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26301	52-1984749
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1040 Spring Street
Silver Spring, MD 20910
(Address of principal executive offices, including zip code)

(301) 608-9292
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                                        Regulation FD.

On January 31, 2019, United Therapeutics Corporation (the “Company”) issued a press release disclosing data from its FREEDOM-EV clinical study of Orenitram® (treprostinil) Extended-Release Tablets, including data shared during an oral presentation at the Pulmonary Vascular Research Institute (“PVRI”) Annual World Congress on Pulmonary Vascular Disease in Barcelona, Spain. A copy of the press release, as well as a copy of the slides presented at the PVRI presentation, are being furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated herein by reference.

The information in this Item 7.01 and the related Item 9.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act as amended, regardless of any general incorporation language in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
99.1	Press release dated January 31, 2019.
99.2

Slide presentation entitled “Treatment with Oral Treprostinil is Associated with Improved Survival in Pulmonary Arterial Hypertension Participants from the FREEDOM-EV Study”, presented at the Pulmonary Vascular Research Institute Annual World Congress on Pulmonary Vascular Disease in Barcelona, Spain on January 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

	By:	/s/ Paul A. Mahon
Date: January 31, 2019	Name:	Paul A. Mahon
	Title:	General Counsel